UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     June 19, 2013

Southern Connecticut Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Connecticut	000-49784	06-1609692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Church Street
New Haven, Connecticut		06510
(Address of Principal Executive Offices)		(Zip Code)

(203) 782-1100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Southern Connecticut Bancorp, Inc. (the “Company”) reported today that the Company’s common stock will be delisted from the NYSE MKT stock exchange in connection with the completion of the merger of the Company with and into Liberty Bank, which will be effective at 4:00 p.m. on June 21, 2013.  The last day of trading of the Company’s common stock on the NYSE MKT stock exchange will be June 21, 2013.

Item 8.01	Other Events.

The Company reported today that the Company has received all necessary regulatory approvals to consummate the merger of the Company with and into Liberty Bank.  The closing of the merger will take place on June 21, 2013 and be effective at 4:00 p.m. on June 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CONNECTICUT BANCORP, INC.

Date: June 19, 2013	By:	/s/ Stephen V. Ciancarelli
	Name:	Stephen V. Ciancarelli
	Title:	Chief Financial Officer